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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 29, 2004


                                ----------------

                         Northeast Indiana Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


                                 ---------------


         Delaware                        0-26012                35-1948594
(State or other jurisdiction of      (Commission File)        (IRS Employer
incorporation or organization)           Number              Identification No.)

                648 North Jefferson Street, Huntington, IN 46750
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (260) 356-3311

                               -------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 - Other Events.

Item 8.01.  Other Events.

     On September 29, 2004, the Registrant issued a press release announcing The Company's Stock Repurchase Program. A copy of the press release is attached as
Exhibit 99.1 to this report.

Section 9 - Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits.
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               The following Exhibit is being furnished herewith:

               99.1 Press Release of Northeast Indiana Bancorp, Inc., dated
                    September 29, 2004.




                                       1

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           NORTHEAST INDIANA BANCORP, INC.

                                    By:    /S/ Stephen E. Zahn
                                           -------------------------------------
                                           Stephen E. Zahn
                                           President and Chief Executive Officer
                                           Dated:  September 29, 2004



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                                  Exhibit Index
                                  -------------

Exhibit
Number                     Description of Exhibit
------                     ----------------------

99.1           Press Release of Northeast Indiana Bancorp, Inc. dated September
               29, 2004


                                  Exhibit 99.1